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                            DLJ WINTHROP OPPORTUNITY FUNDS

                    SUPPLEMENT DATED JULY 16, 1999 TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 23, 1999

        The following language should replace the second and third paragraphs on page 22 of the DLJ Winthrop International Funds Statement of Additional
Information:

    For purposes of computation of net asset value, each of the International Funds values securities held in its respective portfolios as follows:

        Except as otherwise provided, securities (including options) listed on a U.S. securities exchange, a recognized international securities exchange or the NASDAQ Stock Market will be valued at the last reported sales price on the date of valuation as quoted on the U.S. securities exchange, the recognized international securities exchange or the NASDAQ Stock Market, as the case may be. However, where a foreign securities market remains open at the time that the Fund values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Fund may be used. If there have been no sales on the date of determination, such security will be valued at the mean of the most recent bid and asked price on such date, unless it is determined that such mean does not reasonably reflect true market value, in which case, such value shall be determined pursuant to the fair market value procedures adopted by the Board of Trustees. In cases where securities are traded on more than one exchange, such securities will be valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.